UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
March 10, 2010

Campbell Soup Company

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.
1 Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8 -K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 8.01 Other Events
On March 10, 2010, Douglas R. Conant, President and Chief Executive Officer of Campbell Soup Company (“Campbell”), established a trading plan in accordance with Rule l0b5-1of the Securities Exchange Act of 1934.
Mr. Conant has employee stock options covering 1,000,000 Campbell shares that expire on January 8, 2011 and options covering 900,000 Campbell shares that expire on September 28, 2011. The trading plan provides for an independent broker to exercise these stock options and sell the underlying shares in advance of the expiration dates, beginning in April 2010. The plan specifies a written formula for determining the number of options to be exercised and the underlying Campbell shares to be sold at specified times depending on the price of Campbell shares.
The transactions under this plan will be disclosed in Form 4 and Form 144 filings with the Securities and Exchange Commission.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Campbell Soup Company (Registrant)

Date: March 12, 2010	By:	/s/ John J. Furey
John J. Furey
Vice President and Corporate Secretary